Putnam
New York
Tax Exempt
Opportunities Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

David E. Hamlin

The midyear mark for Putnam New York Tax Exempt Opportunities Fund brings with it the possibility of improvement in the investment environment for fixed-income securities after a seemingly interminable downturn. The stock market's volatility and the Federal Reserve Board's commitment to containing inflation, as evidenced by three interest-rate increases in the past six months alone, appear to have given investors reason to rethink the potential of municipal bonds. The current inversion of the U.S. Treasury yield curve, which is a result of not only the Fed's actions but also heightened demand for long-term bonds created by the Treasury's announcement to repurchase $30 million of its bonds from the market, provides reason to think that the turning point may not be too far away.

Having said that, however, the performance of Putnam New York Tax Exempt
Opportunities Fund reflects a market that was under considerable pressure for much of the past six months. Our strategies throughout the period were forward looking and designed to take advantage of the attractive opportunities the downturn presented.

Total return for 6 months ended 5/31/00

      Class A           Class B          Class C          Class M
    NAV     POP       NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
  -0.17%  -4.86%    -0.38%  -5.24%   -0.45%  -1.43%   -0.33%  -3.61%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PORTFOLIO'S INTEREST-RATE SENSITIVITY INCREASED

Before the Fed began increasing interest rates in the summer of 1999, we had the portfolio defensively positioned in terms of duration. That is, we were relatively short compared to our benchmark and competitors.
Duration is a measure of a fund's sensitivity to interest-rate changes.
A shorter duration tends to help preserve portfolio value when rates rise, while a longer duration typically gives a fund greater price appreciation potential when rates decline. The fund's shorter duration stance contributed to the fund's performance, as rates rose last year.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation          18.2%

Education               12.8%

Health care             12.7%

Utilities                9.3%

Paper and
forest products          5.9%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


As fiscal 2000 began, we extended the fund's duration so that it was neutral to slightly longer than the competition, incrementally increasing duration as the semiannual period progressed; by period's end, it stood at roughly eight years. Though rates continued to rise and bond prices remained under pressure, we believed it was the best time to position the portfolio for the next turn in the road -- namely a slowdown in the economy. If that, in fact, should occur, interest-rate cuts may follow. A relatively longer duration should then serve the fund well.

* PRICES OF LOWER-RATED BONDS COMPELLING

The difference in yield between municipal bonds of different credit ratings has widened considerably since our last report. Interestingly the reasons for this had nothing to do with an economic slowdown, as is typical. Rather, adverse developments in the health-care sector combined with widespread redemptions from municipal bond funds created low demand at a time when new supply was coming to market. In order to attract buyers, many municipal issuers had to ratchet up yields. As a result, prices of lower-rated securities became extremely attractive.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 33.9%

AA/Aa -- 4.9%

A -- 28.0%

BBB/Baa -- 13.2%

BB/Ba -- 6.0%

B -- 14.0%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


". . . New Yorkers try to shelter much of their income from the tax man. One way . . . is by investing in New York's municipal bonds, or in a fund that buys such bonds."

-- "It Pays To Go Triple-Tax Free," New York Post, March 19, 2000


Throughout the first half of fiscal 2000 and, in fact, in the months prior to its outset, we actively sought to increase the portfolio's exposure to credit-sensitive issues by adding to holdings that were either below investment grade or non-rated by the industry's rating agencies. We did so by paring back your fund's weighting in two types of bonds: older bonds with relatively lower yields and higher-yielding bonds that were scheduled to be called by the issuer within a year or two. We believe the stage is being set for stabilization and perhaps even a decline in interest rates later this year. By putting money to work now in securities offering high relative yields, we believe we are positioning your fund to participate in any price appreciation that may occur should rates decline.

* CREDIT RESEARCH PLAYS VITAL ROLE IN SECURITY SELECTION

Though many of your fund's holdings may not be rated by the rating agencies, Putnam's credit research department conducts thorough credit analysis and assigns its own ratings to each holding within the portfolio. We, therefore, have a high comfort level with the securities we purchase. By period's end, 20.3% of the fund's assets were invested in nonrated bonds. Furthermore, we pay close attention to the portfolio's issue diversification when adding any security, making sure we do not take undue risks on any single holding as is consistent with the fund's objectives.

Over the period, we added to the fund's existing position in Southampton
Hospital issues. Located in affluent Suffolk County, Southampton
Hospital had gotten into a bit of financial trouble, creating what we believed was a buying opportunity. Putnam's research concluded that despite recent problems, the hospital would survive and likely flourish.


"With the stock market volatility and higher interest rates. . . bond funds are beginning to look more attractive to some investors."

--"Your Money," The Orange County Register, May 6, 2000


Other lower-rated, higher-yielding issues worth mentioning include
Albany Medical Center and Wartburg Senior Housing, two healthcare bonds for which new management and local demographics bode well. Visy Paper, Inc. and Solvay Paperboard LLC are two of the four forest/paper products obligations within the fund that have bright prospects. Both linerboard recycling plants, these facilities have been doing well in the face of improved linerboard prices. Though all these bonds suffered as credit spreads widened, we continue to hold them. Given the issuers' strong fundamentals combined with the securities' long maturities and lower ratings, we believe they are poised for solid performance if the Fed succeeds in tethering inflation. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* INTERMEDIATE-TERM, DISCOUNT-COUPON BONDS ON RADAR SCREEN

Your fund's heavy exposure to longer-term bonds contributed to performance as the municipal yield curve flattened in recent months. The increased demand for longer-term Treasury bonds had a spillover effect on the municipal market. As the yields on longer-term bonds declined, their prices rose, buoying many of the fund's holdings. Going forward, we will keep a close eye on the intermediate part of the yield curve, searching for select opportunities to purchase discount-coupon longer-term intermediate securities such as those in the 15- to 20-year range. If the market recovers and short-term interest rates decline later in the fiscal year, the municipal yield curve will likely resume its typical steep bias. We believe intermediate-term bonds, particularly those selling at prices below par value, are especially likely to increase in value.

Of course, there is no guarantee that municipal bonds will experience a turnaround and a real possibility that the Fed may well raise interest rates again before the market has a complete change of heart. However, given the strength of the New York City economy and the steady albeit slower growth of western New York, the fundamental condition of the state's municipalities remains healthy. With new issuance levels down considerably from last year, we hold a brighter outlook for the New York municipal bond market and the long-term prospects for your fund.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam
New York Tax Exempt Opportunities Fund is designed for investors seeking a high level of current income free from federal, New York state, and New York City personal income tax as we believe to be consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -0.17%  -4.86%  -0.38%  -5.24%  -0.45%  -1.43%  -0.33%  -3.61%
------------------------------------------------------------------------------
1 year           -3.13   -7.74   -3.66   -8.25   -3.86   -4.77   -3.44   -6.55
------------------------------------------------------------------------------
5 years          23.55   17.66   19.70   17.82   18.77   18.77   21.65   17.77
Annual average    4.32    3.31    3.66    3.33    3.50    3.50    4.00    3.33
------------------------------------------------------------------------------
Life of fund     74.00   65.81   62.84   62.84   61.17   61.17   68.04   62.59
Annual average    5.96    5.43    5.23    5.23    5.12    5.12    5.58    5.22
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                                  Lehman Brothers           Consumer
                               Municipal Bond Index        price index
----------------------------------------------------------------------
6 months                              1.03%                    1.72%
----------------------------------------------------------------------
1 year                               -0.86                     3.07
----------------------------------------------------------------------
5 years                              28.55                    12.55
Annual average                        5.15                     2.39
----------------------------------------------------------------------
Life of fund                         89.34                    28.31
Annual average                        6.89                     2.64
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year
(where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class
M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/00

                                     Class A        Class B        Class C          Class M
----------------------------------------------------------------------------------------------
Distributions
(number)                                6              6              6                6
----------------------------------------------------------------------------------------------
Income                            $0.234528       $0.207023      $0.200915         $0.221491
----------------------------------------------------------------------------------------------
Capital gains1                        --              --             --                --
----------------------------------------------------------------------------------------------
  Total                           $0.234528       $0.207023      $0.200915         $0.221491
----------------------------------------------------------------------------------------------
Share value:                      NAV     POP         NAV              NAV         NAV     POP
----------------------------------------------------------------------------------------------
11/30/99                        $8.52   $8.94       $8.51            $8.52       $8.51   $8.80
----------------------------------------------------------------------------------------------
5/31/00                          8.27    8.68        8.27             8.28        8.26    8.54
----------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------
Current dividend rate2           5.60%   5.34%       4.94%            4.78%       5.29%   5.12%
----------------------------------------------------------------------------------------------
Taxable equivalent(a)3           9.95    9.49        8.78             8.50        9.40    9.10
----------------------------------------------------------------------------------------------
Taxable equivalent(b)3          10.37    9.89        9.15             8.86        9.80    9.48
----------------------------------------------------------------------------------------------
30-day SEC Yield4                5.32    5.07        4.67             4.51        5.02    4.86
----------------------------------------------------------------------------------------------
Taxable equivalent(a)3           9.46    9.01        8.30             8.02        8.92    8.64
----------------------------------------------------------------------------------------------
Taxable equivalent(b)3           9.86    9.39        8.65             8.35        9.30    9.00
----------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax.
  Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 43.74% combined federal income tax, New York state personal income tax rate or (b) maximum 46.02% combined federal, New York state and New York City tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B          Class C        Class M
(inception dates)   (11/7/90)        (2/1/94)       (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.91%  -1.06%   3.47%  -1.53%   3.51%   2.51%   3.76%   0.39%
------------------------------------------------------------------------------
1 year            0.99   -3.80    0.23   -4.55    0.18   -0.78    0.68   -2.63
------------------------------------------------------------------------------
5 years          27.18   21.19   23.10   21.16   22.03   22.03   25.27   21.24
Annual average    4.93    3.92    4.24    3.91    4.06    4.06    4.61    3.93
------------------------------------------------------------------------------
Life of fund     78.55   70.15   66.84   66.84   65.11   65.11   72.41   66.81
Annual average    6.19    5.66    5.45    5.45    5.33    5.33    5.81    5.45
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all the distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds.
Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Classic Equity Fund *

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New
Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


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THE FUND'S PORTFOLIO
May 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (95.4%)
-------------------------------------------------------------------------------------------------------------------
     $    1,460,000 Albany, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Albany Med. Ctr.), 6s, 5/1/29 (SEG)                                  BB+/P    $      1,200,850
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 11/1/16                                                Aaa             3,285,250
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Womans Christian Assn.), Ser. A, 6.4s, 11/15/29                      B+/P            1,635,000
          5,000,000 Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                    (Episcopal Church Home), Ser. A, 6s, 2/1/28                           B+/P            4,012,500
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21                              Baa1            2,109,375
          2,000,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residences), Ser. A, 6s, 5/1/29                    B+/P            1,605,000
          2,410,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P          2,422,050
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                      Baa1            2,703,000
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,310,700
          5,000,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 6.761s,
                    12/1/24 (acquired 5/19/98, cost $5,435,000) (RES)                     A-/P            4,368,750
          5,000,000 Long Island, Pwr. Auth. NY Elec. Syst. FRB,
                    Ser. 65, MBIA, 5.62s, 4/1/12 (acquired 11/3/98,
                    cost $5,422,100) (RES)                                                AAA             4,412,500
          2,500,000 Metropolitan Trans. Auth. Dedicated Tax Fund
                    Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                              Aaa             2,668,750
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Wartburg Senior Hsg., Inc.-Meadowview),
                    6.2s, 6/1/29                                                          B+/P              841,250
                    Nassau Cnty., G.O. Bonds, Ser. A, FGIC
          1,000,000 6s, 7/1/13                                                            Aaa             1,027,500
          2,300,000 6s, 7/1/11                                                            Aaa             2,374,750
          5,000,000 Niagara Falls, City Schl. Dist. FRB, 5 7/8s, 6/15/19                  Baa3            4,712,500
                    NY City, G.O. Bonds
          1,680,000 Ser. D, 8 1/4s, 8/1/11                                                Aaa             1,768,200
            300,000 Ser. B, 8 1/4s, 6/1/05                                                A3                337,125
             95,000 Ser. E, 7.6s, 2/1/05                                                  A3                100,463
          3,360,000 Ser. E, 7.6s, 2/1/05, Prerefunded                                     A3              3,549,000
             45,000 Ser. F, 7.6s, 2/1/05                                                  A3                 47,588
          1,800,000 Ser. H, 6s, 8/1/17                                                    A3              1,800,000
          2,750,000 Ser. J, 6s, 8/1/17                                                    A3              2,750,000
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A3              2,005,000
          1,000,000 NY City, G.O. IFB, AMBAC, 6.82s, 9/1/11                               Aaa             1,038,750
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          7,905,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B+/P            8,487,994
          1,750,000 (The Lighthouse, Inc.), 6 1/2s, 7/1/22                                Aa2             1,837,500
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P             5,106,250
          5,000,000 (Brooklyn Navy Yard Cogen. Partners),
                    6.2s, 10/1/22                                                         Baa3            4,656,250
          1,250,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             1,053,125
          1,440,000 (Brooklyn Navy Yard Cogen. Partners),
                    5.65s, 10/1/28                                                        Baa3            1,216,800
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
          4,000,000 (American Airlines, Inc.), 6.9s, 8/1/24                               Baa1            4,065,000
          1,250,000 (British Airways), 5 1/4s, 12/1/32                                    A2              1,023,438
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          5,000,000 MBIA, 6.82s, 6/15/13                                                  Aaa             4,650,000
          5,000,000 FGIC, Ser. A, 4 3/4s, 6/15/31                                         Aaa             3,981,250
          1,000,000 NY City, Transitional Fin. Auth. Rev. Bonds, Ser. C,
                    5s, 5/1/26                                                            Aa3               850,000
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U.), Ser. D, 8 3/4s, 7/1/03                                     A-                186,363
            835,000 (NY Dept of Ed.), 7 3/4s, 7/1/21                                      Baa1              877,168
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         A3              5,800,000
            485,000 (Wildwood School), 7.3s, 7/1/15                                       AAA/P             507,242
          2,050,000 (Our Lady Of Mercy), FHA Insd., 6.3s, 8/1/32                          Aaa             2,093,563
          1,340,000 (Schls PG - Issue 2), Ser. E, AMBAC,
                    5 3/4s, 7/1/19                                                        AAA             1,313,200
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                         AAA             2,706,313
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B, MBIA,
                    5 3/4s, 7/1/09                                                        Aaa             1,347,663
          5,000,000 (Hlth. Facs.), Ser. 1, 4 3/4s, 1/15/29                                Aaa             3,956,250
          4,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa             3,215,000
            725,000 (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                         A                 435,906
                    NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Long Island Ltg. Co.)
            530,000 Ser. A, 7.15s, 12/1/20                                                Aaa               545,900
          1,185,000 Ser. A, 7.15s, 6/1/20                                                 A1              1,220,550
            420,000 Ser. A, 7.15s, 6/1/20, Prerefunded                                    A-                443,625
            160,000 Ser. B, 7.15s, 9/1/19                                                 Aa1               165,000
             70,000 Ser. B, 7.15s, 9/1/19, Prerefunded                                    A-                 73,938
                    NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 8.429s, 7/1/26                                                A2              2,232,500
          3,500,000 7.869s, 4/1/20                                                        A2              3,736,250
                    NY State Energy Res. & Dev. Auth.
                    Poll. Control Rev. Bonds
          1,750,000 (Niagra Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa             1,898,750
          1,000,000 (Long Island Ltg. Co.), Ser. B, 5.15s, 3/1/16                         A-                890,000
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
          1,000,000 Ser. B, 7 1/2s, 3/15/11                                               Aa2             1,011,600
            210,000 7s, 6/15/12                                                           Aaa               218,488
          2,720,000 (State Wtr. Revolving Fund), Ser. A, 5 7/8s, 6/15/14                  Aa2             2,754,000
                    NY State Hsg. Fin. Agcy. Rev. Bonds, Ser. A
             50,000 7 1/4s, 9/15/12                                                       A-                 52,500
            450,000 7 1/4s, 9/15/12, Prerefunded                                          Aaa               476,438
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            120,000 (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08                    A3                123,030
            275,000 (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08,
                    Prerefunded                                                           Aaa               282,156
             40,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                      A3                 40,596
             85,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                    A3                 87,799
            145,000 (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21,
                    Prerefunded                                                           Aaa               150,638
            205,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      A3                215,250
            510,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18,
                    Prerefunded                                                           A3                539,963
          5,750,000 (North Shore U. Hosp.), MBIA, 7.2s, 11/1/20                           Aaa             5,922,894
            700,000 Ser. D, FHA Insd., 6.6s, 2/15/31                                      AAA               740,250
          4,300,000 NY State Thruway Auth. Hwy. & Bridge Trust Fund
                    Rev. Bonds, Ser. B, FGIC, 6s, 4/1/14                                  Aaa             4,515,000
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20                                       A               1,581,794
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       A               3,232,106
          2,000,000 (Syracuse U.), 5 1/2s, 1/1/15                                         A               1,932,500
          5,000,000 (Ctr. for Indl. Innovation), 5 1/2s, 1/1/13                           A               4,887,500
          1,000,000 (Correctional Fac.-SVC. Contracts), Ser. A,
                    5s, 1/1/28                                                            A                 826,250
          1,000,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         B+/P              797,500
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P              970,000
                    Port Auth. NY & NJ Rev. Bonds
          1,100,000 (Kennedy Intl. Arpt. - 5th Installment)
                    6 3/4s, 10/1/19                                                       BB/P            1,101,375
          1,000,000 (Kennedy Intl. Arpt. - 4th Installment)
                    6 3/4s, 10/1/11                                                       BB/P            1,018,750
            175,000 Cons., Ser. 78, 6 1/2s, 10/15/08                                      AA-               180,688
          2,000,000 Cons., Ser. 83, 6 3/8s, 10/15/17                                      AA-             2,042,500
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             3,790,000
          3,350,000 MBIA, 4 3/4s, 1/1/24                                                  Aaa             2,734,438
          5,755,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      Ba2             5,970,813
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
            500,000 (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P              469,375
            500,000 (Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30                     B-/P              448,125
          2,000,000 (Nissequogue Cogen Partners Fac.),
                    5 1/2s, 1/1/23                                                        BB+/P           1,655,000
          1,410,000 Valley Hlth. Dev. Corp. Mtge. Rev. Bonds, FHA Insd.,
                    11.3s, 2/1/23                                                         A               1,560,687
                                                                                                   ----------------
                                                                                                        176,988,642

Puerto Rico (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB, Ser. W,
                    6.461s, 7/1/08                                                        A               4,729,375
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $193,358,774) (b)                                      $    181,718,017
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $185,544,803.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $193,358,774, resulting in gross unrealized appreciation and depreciation of $1,828,921 and $13,469,678, respectively, or net unrealized depreciation of $11,640,757.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $8,781,250 or 4.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Transportation    18.2%
            Education         12.8
            Health care       12.7

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA              13.5%
            FGIC              10.9

------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000 (Unaudited)
                              Aggregate Face   Expiration   Unrealized
                Total Value       Value           Date     Depreciation
------------------------------------------------------------------------
Muni Bond Index
(Short)         $2,790,000      $2,776,973       Sep-00      $(13,027)
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $193,358,774) (Note 1)                                        $181,718,017
-------------------------------------------------------------------------------------------
Cash                                                                                653,803
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,987,064
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              188,883
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       65,000
-------------------------------------------------------------------------------------------
Total assets                                                                    186,612,767

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         25,313
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               242,872
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          421,193
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        239,023
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           15,157
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,248
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,018
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               85,577
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               23,563
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,067,964
-------------------------------------------------------------------------------------------
Net assets                                                                     $185,544,803

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $199,062,016
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        309,477
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,172,906)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (11,653,784)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $185,544,803

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($124,419,059 divided by 15,036,916 shares)                                           $8.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.27)*                                $8.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($58,871,517 divided by 7,122,249 shares)***                                          $8.27
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($139,795 divided by 16,886 shares)***                                                $8.28
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,114,432 divided by 255,946 shares)                                                $8.26
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.26)**                               $8.54
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)

Tax exempt interest income:                                                      $6,261,057
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    487,482
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      111,540
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,786
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,945
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               131,525
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               259,586
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   656
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,490
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,527
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             16,350
-------------------------------------------------------------------------------------------
Legal                                                                                 1,228
-------------------------------------------------------------------------------------------
Postage                                                                               4,625
-------------------------------------------------------------------------------------------
Other                                                                                12,871
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,047,686
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (38,145)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,009,541
-------------------------------------------------------------------------------------------
Net investment income                                                             5,251,516
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (804,382)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      11,928
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period         (5,026,820)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (5,819,274)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                             $ (567,758)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  5,251,516     $ 11,189,794
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (792,454)        (103,728)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (5,026,820)     (16,900,497)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (567,758)      (5,814,431)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,693,934)      (7,664,985)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,510,043)      (2,901,984)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,335)          (1,637)
--------------------------------------------------------------------------------------------------
   Class M                                                                (58,421)        (112,531)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --         (345,787)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (148,896)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (5,390)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --          (99,254)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --          (42,739)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (1,548)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (18,782,924)     (10,586,921)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (24,615,415)     (27,726,103)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   210,160,218      237,886,321
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $309,477 and
$322,694, respectively)                                              $185,544,803     $210,160,218
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                   Two months
Per-share                              May 31     Year ended      ended           Year ended
operating performance               (Unaudited)    Nov. 30      Nov. 30+         September 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.52        $9.19        $9.27        $9.10        $8.87
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .23          .46          .07          .46          .49
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.25)        (.66)        (.08)         .21          .23
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)        (.20)        (.01)         .67          .72
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.44)        (.07)        (.47)        (.49)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --
------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.07)        (.50)        (.49)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.27        $8.52        $9.19        $9.27        $9.10
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.17)*      (2.33)        (.07)*       7.55         8.33
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $124,419     $142,299     $166,816     $168,032     $165,993
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .93          .17*        1.00          .96
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.80*        5.13          .79*        5.00         5.42
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   .26*        9.36         9.22*       42.76       117.00
------------------------------------------------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).


CLASS A (continued)
---------------------------------------------------------

Per-share                                   Year ended
operating performance                      September 30
---------------------------------------------------------
                                        1996         1995
---------------------------------------------------------
Net asset value,
beginning of period                    $8.80        $8.48
---------------------------------------------------------
Investment operations
---------------------------------------------------------
Net investment income                    .49          .52
---------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .32
---------------------------------------------------------
Total from
investment operations                    .56          .84
---------------------------------------------------------
Less distributions:
---------------------------------------------------------
From net
investment income                       (.49)        (.52)
---------------------------------------------------------
From net realized gain
on investments                            --           --
---------------------------------------------------------
In excess of net realized
gain on investments                       --           --
---------------------------------------------------------
Total distributions                     (.49)        (.52)
---------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.80
---------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------
Total return at
net asset value (%)(a)                  6.48        10.27
---------------------------------------------------------
Net assets, end of period
(in thousands)                      $172,170     $175,210
---------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00         1.01
---------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.53         6.12
---------------------------------------------------------
Portfolio turnover (%)                270.34       120.38
---------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                   Two months
Per-share                              May 31    Year ended       ended            Year ended
operating performance               (Unaudited)    Nov. 30      Nov. 30+          September 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.51        $9.19        $9.26        $9.09        $8.86
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .21          .40          .06          .40          .43
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.24)        (.67)        (.07)         .21          .23
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.03)        (.27)        (.01)         .61          .66
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.38)        (.06)        (.41)        (.43)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --
------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.41)        (.06)        (.44)        (.43)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.27        $8.51        $9.19        $9.26        $9.09
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.38)*      (3.08)        (.07)*       6.86         7.63
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $58,872      $65,168      $68,513      $68,547      $56,244
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.58          .28*        1.65         1.61
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.47*        4.48          .68*        4.36         4.76
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   .26*        9.36         9.22*       42.76       117.00
------------------------------------------------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).


CLASS B (continued)
---------------------------------------------------------

Per-share                                  Year ended
operating performance                     September 30
---------------------------------------------------------
                                        1996         1995
---------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.48
---------------------------------------------------------
Investment operations
---------------------------------------------------------
Net investment income                    .43          .47
---------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .31
---------------------------------------------------------
Total from
investment operations                    .50          .78
---------------------------------------------------------
Less distributions:
---------------------------------------------------------
From net
investment income                       (.43)        (.47)
---------------------------------------------------------
From net realized gain
on investments                            --           --
---------------------------------------------------------
In excess of net realized
gain on investments                       --           --
---------------------------------------------------------
Total distributions                     (.43)        (.47)
---------------------------------------------------------
Net asset value,
end of period                          $8.86        $8.79
---------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------
Total return at
net asset value (%)(a)                  5.78         9.46
---------------------------------------------------------
Net assets, end of period
(in thousands)                       $41,795      $24,259
---------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.66         1.65
---------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.83         5.28
---------------------------------------------------------
Portfolio turnover (%)                270.34       120.38
---------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------
                                    Six months
                                       ended      For the period
Per-share                             May 31      July 26, 1999++
operating performance               (Unaudited)      to Nov. 30
------------------------------------------------------------------
                                        2000             1999
------------------------------------------------------------------
Net asset value,
beginning of period                    $8.52            $8.87
------------------------------------------------------------------
Investment operations
------------------------------------------------------------------
Net investment income                    .20              .14
------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.24)            (.35)
------------------------------------------------------------------
Total from
investment operations                   (.04)            (.21)
------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------
From net
investment income                       (.20)            (.14)
------------------------------------------------------------------
From net realized gain
on investments                            --               --
------------------------------------------------------------------
In excess of net realized
gain on investments                       --               --
------------------------------------------------------------------
Total distributions                     (.20)            (.14)
------------------------------------------------------------------
Net asset value,
end of period                          $8.28            $8.52
------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.45)*          (2.39)*
------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $140             $247
------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83*             .61*
------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.38*            1.64*
------------------------------------------------------------------
Portfolio turnover (%)                   .26*            9.36
------------------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                   Two months
Per-share                              May 31     Year ended      ended            Year ended
operating performance               (Unaudited)    Nov. 30      Nov. 30+          September 30
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1998         1997
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.51        $9.18        $9.25        $9.08        $8.86
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .22          .43          .07          .43          .46
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.25)        (.66)        (.07)         .21          .22
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.03)        (.23)          --          .64          .68
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.41)        (.07)        (.44)        (.46)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)          --         (.03)          --
------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.01)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.44)        (.07)        (.47)        (.46)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.26        $8.51        $9.18        $9.25        $9.08
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.33)*      (2.64)        (.01)*       7.23         7.89
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,114       $2,447       $2,558       $2,433       $2,365
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.23          .22*        1.30         1.26
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.65*        4.84          .74*        4.71         5.09
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   .26*        9.36         9.22*       42.76       117.00
------------------------------------------------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).


CLASS M (continued)
---------------------------------------------------------------------

                                                        For the
                                        Year            period
Per-share                              ended        Feb. 10, 1995++
operating performance                 Sept. 30       to Sept. 30
---------------------------------------------------------------------
                                        1996              1995
---------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79             $8.51
---------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------
Net investment income                    .47               .31
---------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06               .29
---------------------------------------------------------------------
Total from
investment operations                    .53               .60
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                       (.46)             (.32)
---------------------------------------------------------------------
From net realized gain
on investments                            --                --
---------------------------------------------------------------------
In excess of net realized
gain on investments                       --                --
---------------------------------------------------------------------
Total distributions                     (.46)             (.32)
---------------------------------------------------------------------
Net asset value,
end of period                          $8.86             $8.79
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.15              7.11*
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,492              $299
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.30               .83*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.03              3.21*
---------------------------------------------------------------------
Portfolio turnover (%)                270.34            120.38
---------------------------------------------------------------------

    + The fiscal year end has advanced from September 30 to November 30.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc.. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 2000, fund expenses were reduced by $38,145 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $615 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension
Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $3,462 and $70 from the sale of class A and class M shares, respectively, and received $99,737 and $36 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $2,889 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $492,750 and $17,657,498, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31. 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    665,939        $  5,570,802
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  227,449           1,897,647
---------------------------------------------------------------------------
                                               893,388           7,468,449

Shares
repurchased                                 (2,560,929)        (21,411,804)
---------------------------------------------------------------------------
Net decrease                                (1,667,541)       $(13,943,355)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,013,661        $ 17,941,676
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  395,646           3,525,717
---------------------------------------------------------------------------
                                             2,409,307          21,467,393

Shares
repurchased                                 (3,849,127)        (34,234,400)
---------------------------------------------------------------------------
Net decrease                                (1,439,820)       $(12,767,007)
---------------------------------------------------------------------------

                                             Six months ended May 31. 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    489,530         $ 4,098,634
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,313             878,672
---------------------------------------------------------------------------
                                               594,843           4,977,306

Shares
repurchased                                 (1,129,009)         (9,443,878)
---------------------------------------------------------------------------
Net decrease                                  (534,166)        $(4,466,572)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,328,071         $11,869,134
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  207,323           1,842,898
---------------------------------------------------------------------------
                                             1,535,394          13,712,032

Shares
repurchased                                 (1,337,573)        (11,857,962)
---------------------------------------------------------------------------
Net increase                                   197,821         $ 1,854,070
---------------------------------------------------------------------------

                                             Six months ended May 31. 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     12,656           $ 105,463
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      231               1,928
---------------------------------------------------------------------------
                                                12,887             107,391

Shares
repurchased                                    (24,960)           (213,857)
---------------------------------------------------------------------------
Net decrease                                   (12,073)          $(106,466)
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                         November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     28,934            $248,242
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       25                 213
---------------------------------------------------------------------------
                                                28,959             248,455

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    28,959            $248,455
---------------------------------------------------------------------------

                                             Six months ended May 31. 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,652           $  89,084
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,392              36,599
---------------------------------------------------------------------------
                                                15,044             125,683

Shares
repurchased                                    (46,786)           (392,214)
---------------------------------------------------------------------------
Net decrease                                   (31,742)          $(266,531)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     81,851            $711,159
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,249              91,346
---------------------------------------------------------------------------
                                                92,100             802,505

Shares
repurchased                                    (83,097)           (724,944)
---------------------------------------------------------------------------
Net increase                                     9,003            $ 77,561
---------------------------------------------------------------------------


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learn more about investing and retirement planning, and access market
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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past
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DALBAR awards: for service to investors, to financial advisors, and to
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* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month
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Within the same class of shares, you can move money from one account to
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or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at
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For details about any of these or other services, contact your financial
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helpful Putnam representative. To learn more about Putnam, visit our Web
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www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
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---------------------
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INVESTMENTS
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SA052-62253  854/228/759  7/00